UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2007

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IMPLANT SCIENCES CORPORATION
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(Exact Name of Registrant as Specified in Charter)

Massachusetts ---------------------------------------	000-25839 ------------------------------------	04-2837126 ----------------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 Audubon Road #5 Wakefield, MA ---------------------------------------------------------------	01880 -------------------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                                (781) 246-0700
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Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTIORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On December 12, 2007, at the Annual Meeting of Implant Sciences Corporation (the “Company”), the shareholders elected Mr. Phillip Thomas and Mr. Joseph Levangie to the board of directors. The shareholders also re-elected Dr. Michael Szycher, Mr. David Eisenhaure and Mr. Michael Turmelle. All five were nominated by the Company’s Board of Directors. Mr. Thomas currently serves as the Company’s President, Chief Executive Officer and has been appointed as Chairman of the Board. Mr. Levangie has been appointed by the board to serve as Chairman of the Audit Committee. The board has determined that Mr. Levangie is an audit committee financial expert as that term is defined in Item 401 of Regulation S-K and that he is "independent" as that term is defined in Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended.

In addition, on December 12, 2007, the board of directors approved the the Employment Agreement (the “Agreement”) of Mr. Thomas, a copy of which is attached hereto as Exhibit 99.1. The Agreement, having an initial term of three years, provides for an annual base salary of $275,000, the issuance of 280,000 stock options, an annual incentive bonus program and a car allowance. In addition, under specific conditions, Mr. Thomas would be eligible for 12 months severance pay. Non-compete and non-solicitation restrictions apply.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Employment Agreement between Phillip Thomas and Implant Sciences dated September 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 14, 2007                                                            IMPLANT SCIENCES CORPORATION

                                                                                 By:  /s/ Phillip C. Thomas
                                                                      Phillip C. Thomas
                                                                                      President and CEO